                         LEASE AGREEMENT

                       HRT OF ROANOKE, INC.
                     a Virginia corporation

                          (Landlord)
                             AND

                  LEWIS-GALE  CLINIC,   L.L.C.
            a  Virginia  limited  liability  company
                            (Tenant)

                            Property:
                      Lewis-Gale Clinic
                     1802 Braeburn Drive
                         Salem, Virginia



                 November      14,     1996

                   TABLE     OF      CONTENTS

SEC. 1.  DEFINITIONS...................................................1
SEC. 2.  BASE RENT AND CPI INCREASE....................................2
SEC. 3.  ADDITIONAL RENT...............................................2
SEC. 4.  RENT PAYMENT..................................................4
SEC. 5.  PAYMENT FOR OTHER SERVICES....................................4
SEC. 6.  TENANT'S OCCUPANCY AND USE....................................4
SEC. 7.  LANDLORD'S RIGHT OF ACCESS....................................4
SEC. 8.  QUIET POSSESSION..............................................4
SEC. 9.  SERVICES AND UTILITIES........................................5
SEC. 10. REPAIRS AND MAINTENANCE.......................................5
SEC. 11. TENANT'S ALTERATIONS, FIXTURES AND PERSONAL PROPERTY..........5
SEC. 12. CONDITION OF THE PREMISES.....................................6
SEC. 13. LIENS BY TENANT...............................................6
SEC. 14. SUBLETTING AND ASSIGNING......................................6
SEC. 15. FIRE AND CASUALTY.............................................7
SEC. 16. WAIVER OF SUBROGATION.........................................7

SEC. 17. DEFAULT BY TENANT.............................................7
SEC. 18. DEFAULT BY LANDLORD...........................................7
SEC. 19. INSURANCE.....................................................8
SEC. 20. ATTORNEY'S FEES...............................................9
SEC. 21. CONDEMNATION..................................................9
SEC. 22. PAYMENT OF IMPOSITIONS.......................................10
SEC. 23. TAXES ON TENANT'S PROPERTY...................................10
SEC. 24. SIGNS........................................................10
SEC. 25. RULES AND REGULATIONS........................................10
SEC. 26. HOLDING OVER.................................................10
SEC. 27. NON-WAIVER...................................................10
SEC. 28. SUBORDINATION AND ATTORNMENT ................................10
SEC. 29. TRANSFER OF LICENSES.........................................11
SEC. 30. SUCCESSORS AND ASSIGNS.......................................11
SEC. 31. TIME.........................................................11
SEC. 32. APPLICABLE LAW...............................................11
SEC. 33. SEVERABILITY.................................................11
SEC. 34. AUTHORITY OF TENANT..........................................11

SEC. 35. BROKERS......................................................11
SEC. 36. NOTICES......................................................12
SEC. 37. RELATIONSHIP OF LEASE TO LEASE ADMINISTRATION AGREEMENT......12
SEC. 38. ENTIRE AGREEMENT.............................................12
SEC. 39. COUNTERPARTS.................................................13
EXHIBIT A\............................................................14

                                LEASE AGREEMENT
                            Medical Office Facility

     This Lease Agreement (the Lease) made and entered into as of the 14th day of November, 1996, between HRT OF ROANOKE, INC., a Virginia corporation (the Landlord), and LEWIS-GALE CLINIC, L.L.C., a Virginia limited liability company (the Tenant).

                            W I T N E S S E T H :
     In consideration of the rents, mutual covenants and agreements set forth herein, the Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord those certain premises located in Salem, Virginia and being known as the Lewis-Gale Clinic (herein called the Building), located at 1802 Braeburn Drive which premises consist of approximately 225,227 rentable square feet (herein called the Premises) and being all of the improvements located on the real property more particularly described in Exhibit A attached hereto and incorporated herein. The total rentable area of the Building is 237,244 square feet and the Premises (Tenant's pro rata share for Additional Rent purposes) is agreed to be 95% thereof. The rentable square footage area shall be used in the calculation of rent and other sums as appropriate under this Lease.

     SEC. 1. DEFINITIONS: For purposes of this Lease, the following terms shall have the meanings hereinafter ascribed thereto:

     a. ANNUAL BASE RENT (BASE RENT): Initial Lease Year: $164,865.00 per year ($15.00/Rentable SF) for the 10,991 rentable square feet located in the Phase I basement; $3,856,248.00 per year ($18.00/Rentable SF) for the remaining 214,236 rentable square feet for a total annual rental of $4,021,113.00 payable monthly. Base Rent for each Lease Year after Initial Lease Year (the Initial Lease Year begins on November 1, 1996 and ends on October 31, 1997) to be determined in accordance with Section 2(b).

     b. COMMERCIALLY REASONABLE: The term Commercially Reasonable shall mean that which is the fair market cost for comparable goods and services provided in a first class manner in the area of the Property (as defined hereinafter) as evidenced by objective third party criteria, including without limitation that certain Market Value Appraisal Update, dated as of July 1, 1995, prepared by Linwood M. Aron, MAI, SREA, and provided to Landlord by Lewis-Gale Building Corporation in connection with the Property, as adjusted by increases in the CPI (as defined hereinafter).

     c. IMPOSITIONS: Collectively, all taxes (including, without limitation, all capital stock and franchise taxes of Landlord, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Lease Term), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Property (as defined hereinafter) and/or the rent (including all interest and penalties thereon due to any failure in payment by Tenant), which at any time prior to, during or in respect of the Lease Term may be assessed or imposed on or in respect of or be a lien upon (a) Landlord or Landlord's interest in the Property, (b) the Property or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, sales from, or activity conducted on, or in connection with, the Property or the leasing or use of the Property or any part thereof; provided, however, nothing contained in this Agreement shall be construed to require Tenant to pay (1) any interest and penalties relating to failure of the Landlord to timely pay any such Imposition; provided that Tenant shall have timely paid its rents, (2) any tax based on net income (whether denominated as a franchise or capital stock, financial institutions or other tax) imposed on Landlord, (3) any transfer or net revenue tax of Landlord, (4) any tax imposed with respect to inheritance, estate, succession, transfer or gift taxes or the sale, exchange or other disposition by Landlord of any portion of the Property or the proceeds thereof, or (5) except as expressly provided elsewhere in this Lease, any principal or interest on any encumbrance on the Property, except to the extent that any tax, assessment, tax levy or charge which Tenant is obligated to pay pursuant to the first sentence of this definition and which is in effect at any time during the Lease Term is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (2) or (3) is levied, assessed or imposed expressly in lieu thereof, in which case Tenant shall pay.

     d. LEASE ADMINISTRATION AGREEMENT: That certain Lease Administration Agreement, executed of even date herewith, by and between Landlord and Tenant, pursuant to which Landlord (i) granted to Tenant certain rights to use and control certain aspects of the Building and (ii) Tenant agreed to pay the Property Rents (as defined in the Lease Administration Agreement) and to ensure the performance of the obligations of the tenants under the Property Leases (as defined in the Lease Administration Agreement).

     e. LEASE TERM: 15 years from the Lease Term  Commencement  Date,  with five
(5) five-year  renewal options to be exercised in accordance with the provisions
of  Section  13.5  of  the  Lease  Administration   Agreement.

     f.  LEASE  TERM COMMENCEMENT  DATE:  November  14,  1996.

     g. LEASE YEAR:  The twelve (12) month period from November 1 to October 31.

     h. PERMITTED USE OF PREMISES: Use only as a medical facility or for general commercial purposes ancillary to the care and treatment of human beings or the practice of medicine.

     i. TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS: 95% of the amount by which the Operating Costs (as defined in Section 3(a)) exceed $6.00 per rentable square foot.

     SEC. 2. BASE RENT AND CPI  INCREASE:

     a. As part of the consideration for the execution of this Lease, Tenant agrees to pay the Base Rent, payable at the office of Landlord in monthly installments of $335,092.75 each in legal tender of the United States of America, in advance, without demand and without deduction, on the first day of each calendar month during the term hereof; provided, however, that if the Lease Term Commencement Date is on a date other than the first day of a calendar month, the first rental payment to be made on execution of this Lease shall be the rental pro rated for the remainder of the calendar month in which the Lease Term commences. Such Base Rent shall be subject to adjustments as hereinafter provided.

     b. After the Initial Lease Year,
the amount of Base Rent due for such Lease Year and each Lease Year thereafter shall be increased by the percentage increase in the CPI (as defined hereinafter) last published prior to the first day of the then applicable Lease Year and the CPI last published prior to the first day of the prior Lease Year; provided, however, in no event will the Base Rent increase at a rate greater than four percent (4%) each Lease Year. The percentage increase in the CPI shall be calculated and due from the first day of each Lease Year. For purposes of this Lease, the term CPI shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items and Major Group Figures for Urban Wage Earners and Clerical Workers (1982-84 = 100), or if such index is not available, a comparable index selected by Landlord which is published by a governmental institution or a nationally recognized publisher of statistical information.

     SEC. 3. ADDITIONAL RENT:

     In addition to the Base Rent as specified in this Lease, Tenant agrees to pay to Landlord as additional rent (Additional Rent) Tenant's Proportionate Share of Operating Costs.

     a. OPERATING COSTS: For the purposes of determining Additional Rent, Operating Costs shall include, without limitation, all costs, expenses and disbursements of every kind, nature and description paid or incurred by Landlord relating to (i) the management, operation, maintenance and repair of the Building and the land upon which the Building is located (the Building and land being collectively referred to hereinafter as the Property) and any personal property used in connection therewith, fixtures, machinery, equipment, systems and apparatus located therein or used in connection therewith, that are reasonably allocated by Landlord and which in accordance with generally accepted accounting principles, are considered as an expense of the Property, (ii) charges for electricity, power, gas, oil, water and other utilities used during the Lease Term which are paid by Landlord to the utility service provider, (iii) premiums for insurance coverage, (iv) all Impositions, (v) ordinary and necessary repairs and maintenance of the Property and (vi) reasonable legal and accounting expenses, all for a particular calendar year or portion thereof as determined by Landlord and including all additional costs and expenses of operation and maintenance of the Property which Landlord determines that it would have paid or incurred during such year if the Building had been one hundred percent (100%) occupied. For purposes of determining Tenant's Proportionate Share, the denominator shall be the Operating Costs for the Property which shall be calculated in the aggregate and shall include all of the parcels comprising the Property. For purposes of this Section, the following shall not be included as Operating Costs: (i) payments made by tenants of the Building, either to third parties or to Landlord, under agreements for direct reimbursement for services (e.g., separately metered utilities, separate contracted janitorial services, property taxes directly reimbursed to Landlord, etc.); (ii) costs of improvements to or alterations of space leased to tenants other than Tenant or PhyCor, Inc. or their affiliates and the cost or expense of any insurance covering such improvements or alterations in excess of the All Risk casualty insurance carried by Landlord pursuant to Section 19 hereof; (iii) depreciation or amortization of any improvements to the Property (provided, however, that Landlord shall be permitted to create as an Operating Cost reasonable reserves for major capital repairs so as to maintain the Property in a first class manner); (iv) costs of repairing or restoring any portion of the Building damaged by fire or other casualty for which Landlord recovers insurance proceeds sufficient to effect such repairs and restoration; (v) costs of repairs, alterations or replacements required as a result of the exercise of any right of eminent domain to the extent Landlord actually recovers from the condemning authority condemnation proceeds as a result of such condemnation;
(vi) the cost of any special services rendered to other tenants of the Property which are not rendered to Tenant; (vii) costs of selling, syndicating, financing, mortgaging or hypothecating any part of or interest in the Property;
(viii) Landlord's overhead costs, including salaries, equipment, supplies, rent and other occupancy costs or any other costs associated with the operation and internal organization and function of Landlord as a business entity; (ix) costs incurred as a result of Landlord's violation of any lease, contract, law or ordinance, including fines and fees unless such violations are caused by a default of Tenant hereunder; (x) costs related to any building or land other than the Property, including any allocation of costs incurred on a shared basis, such as centralized accounting costs, unless the allocation is made on a reasonable and consistent basis that fairly reflects the share of such costs actually attributable to the Property and unless such sharing of costs actually reduces Operating Costs; and (xi) the part of any cost or other sum paid to any affiliate of HR or to any other party that exceeds a Commercially Reasonable price or cost.

     b. MONTHLY PAYMENT OF ESTIMATED ADDITIONAL RENT: Tenant's Proportionate Share of Operating Costs for the remainder of the calendar year after the Lease Term Commencement Date and for each subsequent calendar year shall be estimated by Landlord based on the preceding year and any anticipated increases in the services and expenses deemed a part of Operating Costs, and written notice thereof shall be given to Tenant. Upon receipt of said written notice from Landlord, the estimated Additional Rent shall be due and payable as herein provided. For any such remainder of the calendar year after the Lease Term Commencement Date, Tenant agrees to pay Landlord each month, at the same time the Base Rent is due, an amount equal to the amount of such estimated monthly Additional Rent for the remainder of such calendar year; and during each calendar year thereafter Tenant agrees to pay Landlord each month, at the same time the Base Rent is due, an amount equal to one-twelfth (1/12) of the estimated annual Additional Rent due.

     c. ANNUAL ADJUSTMENT TO ADDITIONAL RENT: After the end of each calendar year, Landlord shall prepare and deliver to Tenant a statement showing Tenant's total amount of Additional Rent together with a statement showing Tenant's Proportionate Share of Operating Costs for such year. Within thirty (30) days after receipt of the aforementioned statement, Tenant agrees to pay Landlord, or if Tenant has overpaid, Landlord shall, at Tenant's election either refund the overpayment to Tenant or credit against the next Additional Rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Additional Rent due for the preceding calendar year and the estimated Additional Rent paid by Tenant during such year; provided, however, that at the end of the Lease Term or any renewal period, any overpayment by Tenant will be refunded to Tenant within thirty (30) days of Landlord's determination of such overpayment.

     Anything herein to the contrary notwithstanding, in no event will the Base Rent provided for in this Lease ever be reduced.

     SEC. 4. RENT PAYMENT: The Base Rent, Additional Rent, and all other sums required to be paid by Tenant hereunder, are sometimes collectively referred to as, and shall constitute, Rent.

     Rent shall be paid by Tenant when due, without prior demand therefor and without deduction or set off unless otherwise specifically provided herein, at Landlord's address in Article XIII of the Lease Administration Agreement or at such other place as Landlord may designated from time to time.

     In the event any installment of Base Rent, Additional Rent or other amount due from Tenant to Landlord under this Lease shall not be paid when due, a late charge computed at the Overdue Rate (as defined in the Lease Administration Agreement) or the maximum rate permitted by law, whichever is less, may be charged by Landlord, as Additional Rent, for the purpose of defraying Landlord's administrative expenses incident to the handling of such overdue payments, and Tenant agrees to pay such Rent to Landlord upon demand.

     SEC. 5. PAYMENT FOR OTHER SERVICES: Tenant agrees to pay to Landlord as Rent all charges for any services, goods, or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under this Lease, immediately upon receipt of Landlord's request for payment.

     SEC. 6. TENANT'S OCCUPANCY AND USE: The Premises shall be used solely for the purpose of the Permitted Use in accordance with all applicable local, state and federal laws, rules and regulations. Tenant shall not permit any activity in the Premises or take any action which would materially diminish the value of the Property. Tenant covenants that it will obtain and maintain all approvals needed to use and operate the Premises for the Permitted Use under applicable local, state and federal law. Tenant shall not commit or suffer to be committed any waste on the Premises or the Property.

     SEC. 7. LANDLORD'S RIGHT OF ACCESS: Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitorial service or any other service Landlord deems necessary to provide hereunder, to show the Premises to prospective purchasers or tenants, to alter, improve or repair the Premises or any other portion of the Property all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided such activities of Landlord do not materially interfere with Tenant's business in the Premises. Subject to the foregoing, Tenant hereby waives any claim for damages for any injury or inconveniences to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's secured medical storage areas, vaults and safes. Landlord shall have the right to use any and all means which Landlord may deem proper to open any door(s) in an emergency without liability therefor.

     SEC. 8. QUIET POSSESSION: So long as Tenant pays the Rent reserved hereunder and observes and performs all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have the quiet possession of the Premises for the entire Lease Term hereof, subject to all of the provisions of this Lease.

     SEC. 9. SERVICES AND UTILITIES: Provided Tenant is not in default of any term, condition or covenant of the Lease, Landlord will cause to be available in the Premises gas (to the extent such is accessible to the Property from an adjacent public right-of-way), water (for drinking, cleaning and lavatory purposes only), and electricity during the Lease Term. Tenant will contract for, in its own name, and will pay or cause to be paid all charges for electricity, power, oil, water, telephone and other utilities used in the Premises during the Lease Term. Landlord shall furnish janitorial service in a first class manner during the periods and hours as may be agreed upon between Landlord and Tenant; provided, however, that Tenant recognizes that there will be a transition period, not to exceed forty-five (45) days, after the Lease Term Commencement Date during which Landlord and Tenant will mutually work toward the assumption of these services by Landlord. Landlord shall furnish, as an Operating Cost, routine maintenance, painting and lighting service for all public areas and special service areas of the Building in a first class manner; provided, however, that Tenant recognizes that there will be a transition period, not to exceed forty-five (45) days, after the Lease Term Commencement Date during which Landlord and Tenant will mutually work toward the assumption of these services by Landlord. Landlord shall not be liable in damages, direct or consequential, or otherwise for failure, stoppage or interruption of any such service, so long as such failure, stoppage or interruption is not caused by the gross negligence or willful misconduct of Landlord, its agents or employees; provided, however, that any such failure, stoppage or interruption shall not be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from the operation of any covenant or agreement. In the event of any such failure, stoppage or interruption thereof, Landlord shall use reasonable diligence to resume service promptly.

     SEC. 10. REPAIRS AND MAINTENANCE: Landlord shall provide or cause to be provided cleaning and maintenance of the public portions of the Building, including painting and landscaping surrounding the Building in a first class manner; provided, however, that Tenant recognizes that there will be a transition period, not to exceed forty-five (45) days, after the Lease Term Commencement Date during which Landlord and Tenant will mutually work toward the assumption of these services by Landlord. Unless otherwise expressly stated herein, Landlord shall not be required to make any improvements or repairs of any kind or character in the Premises during the Lease Term, except such repairs as may be required by normal maintenance operations, which shall include structural repairs to the outside exterior walls, corridors, windows, roof and other structural elements and equipment of the Building, and such additional maintenance as may be necessary because of damages by persons other than Tenant, its agents, employees, invitees or visitors.

     Landlord may at its option and at the sole cost and expense of Tenant, repair or replace any damage or injury done to the Building or any part thereof, solely caused by Tenant, Tenant's agents, employees, licensees, invitees or visitors, reasonable wear and tear excepted. Tenant shall pay the cost of such repairs plus a fifteen percent (15%) administrative fee to Landlord on demand. Tenant further agrees to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease, by lapse of time or otherwise, to deliver up the Premises to Landlord in as good condition as they existed on the date of possession by Tenant, ordinary wear and tear alone excepted, and Landlord shall have the right to re-enter and resume possession of the Premises whether or not the Premises are vacated by Tenant.

     All requests for repairs and maintenance that are the responsibility of Landlord pursuant to any provision of this Lease must be made in writing to Landlord at the address set forth herein, or as subsequently changed from time to time by Landlord in writing. Landlord shall provide sufficient staff so as to be responsive to Tenant's requests for normal and routine repairs and maintenance. All normal and routine repairs requested by Tenant shall be made by Landlord promptly and in any event within twenty-four (24) hours after receiving such request; provided, however, that Tenant recognizes that there will be a transition period, not to exceed forty-five (45) days, after the Lease Term Commencement Date during which Landlord and Tenant will mutually work toward the assumption of these services by Landlord.

     SEC. 11. TENANT'S ALTERATIONS, FIXTURES AND PERSONAL PROPERTY: Tenant covenants and agrees that it will make no structural change, interior alterations or additions that will in the reasonable determination of Tenant materially change the general design or structural integrity of the Building without Landlord's written consent in advance, which consent shall not be unreasonably withheld, and without first furnishing the Landlord fifteen (15) days advance notice outlining in detail the proposed changes or alterations. Landlord shall grant or withhold its consent within seven (7) business days of receipt of such a request from Tenant.

     Any such changes, interior alterations or additions (including but not limited to wall-to-wall carpeting, paneling and other wall coverings) approved in writing by Landlord shall be surrendered to Landlord upon termination of this Lease, Tenant hereby waiving all rights to any payment or compensation therefor. All costs and expenses of any approved changes, interior alterations or additions shall be borne solely by Tenant which payment shall be made in cash, unless Landlord and Tenant mutually agree, that such changes, alterations or additions shall be treated as a Capital Addition (as defined in the Lease Administration Agreement) and treated in accordance with the Article V of the Lease Administration Agreement. Any contractor or person making such improvements for Tenant must first be approved in writing by Landlord.

     Tenant may remove its trade fixtures, office supplies, movable office furniture or equipment and other personal property not attached to the Building during the Lease Term or within thirty (30) days following the expiration or earlier termination of the Lease provided that Tenant is not in default of any obligation or covenant under this Lease at the time of such removal and that Tenant promptly repairs all damage caused by such removal.

     SEC. 12. CONDITION OF THE PREMISES: Tenant acknowledges receipt and delivery of possession of the Premises and that Tenant has examined and otherwise has a acquired knowledge of the condition of the Premises prior to execution and delivery of this Lease and has found the same to be in good order and repair and satisfactory for its purpose hereunder. Tenant is leasing the Premises as is in its present condition. Tenant waives any claim or action against Landlord in respect of the condition of the Premises. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE PROPERTY, THE PREMISES OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT.

     SEC. 13. LIENS BY TENANT: Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within fifteen
(15) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay, on demand, an equivalent amount together with interest at a rate of the Prime Rate (as defined in the Lease Administration Agreement) plus two percent (2%) per annum as Rent. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

     SEC. 14. SUBLETTING AND ASSIGNING: Tenant shall not sublet the Premises or any part thereof. Tenant shall not assign this Lease in whole or in part, by operation of law or otherwise, or mortgage or pledge the same without the prior written consent of Landlord and in no event shall any such assignment ever release Tenant from any obligation or liability hereunder. No assignee of the Premises or any portion thereof may assign the Premises or any portion thereof. Landlord shall not be required to collect any rents or other payments from any party on behalf of Tenant's account; provided, however, that Landlord's collection and acceptance of such payments shall not be construed to constitute a novation or a release of Tenant from further performance of its obligations under this Lease. Notwithstanding the foregoing, Landlord shall not unreasonably withhold or delay its consent to Tenant's merger or consolidation with affiliates of Tenant or affiliates of PhyCor, Inc. or other entities provided that the use of the Premises remains in conformity with the Permitted Use and the creditworthiness of the proposed assignee is equal to or better than that of Tenant, in Landlord's sole reasonable discretion. In the event Tenant desires to assign the Lease to PhyCor, Inc. or an affiliate of PhyCor, Inc., Landlord agrees to execute a direct lease with PhyCor, Inc. or its affiliate upon the same terms and conditions of this Lease; provided, however, that any space leased to PhyCor, Inc. or its affiliates shall at all times be deemed Clinic Space (as defined in the Lease Administration Agreement).

     SEC. 15. FIRE AND CASUALTY: In the event the Premises or the Building is partially or totally destroyed or damaged by fire or other casualty, the terms and provisions of Article VII of the Lease Administration Agreement shall govern this Lease. Notwithstanding anything herein to the contrary, Landlord shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any fixtures, furniture, machinery, goods, supplies or improvements) of Tenant or which Tenant may have upon or within the Premises or any fixtures installed by or paid for by Tenant upon or within the Premises.

     SEC. 16. WAIVER OF SUBROGATION: Provided their respective insurance carriers will consent and agree, Landlord and Tenant hereby waive any rights each may have against the other, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, the Premises, its contents or to the other portion of the Property arising from any risk covered by valid and enforceable fire and extended coverage insurance, to the extent of such coverage. Landlord and Tenant each agree to cause an endorsement to be furnished to their respective insurance policies recognizing this waiver of subrogation.

     SEC. 17. DEFAULT BY TENANT:

     a. The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant (hereinafter referred to as an Event of Default):

        i. Any failure by Tenant to pay Rent or to make any other payment required to be made by Tenant hereunder when due;

        ii. Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice to Tenant (unless such failure cannot be cured within thirty (30) days and Tenant shall have commenced to cure said failure within said thirty (30) days and continues diligently to pursue the curing of the same);

        iii. An event of default shall occur under the Lease Administration Agreement or any of the Property Leases (as defined in the Lease Administration Agreement).

     b. If an Event of Default shall have occurred, Landlord shall have at its election, then or at any time thereafter, the right to pursue any one or more of the remedies available to Landlord under Article IX of the Lease Administration Agreement.

     c. Landlord shall give Tenant and PhyCor, Inc. written notice of any Event of Default within fifteen (15) business days of the occurrence of the same, at the addresses set forth in Section 36.

     SEC. 18. DEFAULT BY LANDLORD: Except as otherwise provided in this Lease, Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and said failure continues for a period of thirty
(30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within thirty (30) days and Landlord shall have commenced to cure said failure within said thirty (30) days and continues diligently to pursue the curing of the same). In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Building.

     SEC. 19. INSURANCE:

     a. GENERAL INSURANCE REQUIREMENTS. During the Lease Term, Landlord, as an Operating Cost, shall at all times keep the Property and the Premises, insured with the kinds and amounts of insurance described below. All such policies shall be issued by insurance companies licensed to do business in the state in which the Property is located, with a rating of A-IX or better as established by Best's Rating Guide (or an equivalent rating approved by Landlord). The policies on the Property and the Premises shall insure against the following risks:

        i. Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as All Risk and all physical loss perils, including but not limited to sprinkler leakage, windstorm, hail, flood, earthquake (when the Property is located in whole or in part within a zone designated at risk for earthquakes), tornado, hurricane and similar damage, in an amount not less than one hundred percent (100%) of the then Full Replacement Cost thereof (as defined below) with a replacement cost endorsement sufficient to prevent Landlord from becoming a co-insurer together with an agreed value endorsement;

        ii. Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus,now or hereafter installed in the Property,in such limits with respect to any one accident as may be reasonably desired by Landlord from time to time;

        iii. Business interruption or loss of rental under a rental value insurance policy covering risk of loss during the first twenty-four (24) months of reconstruction necessitated by the occurrence of any of the hazards described in Sections 19(a)(i)or 19(a)(ii), in an amount sufficient to prevent Landlord from becoming a co-insurer;

        iv. Claims for personal injury or property damage under a policy of comprehensive general public liability insurance, including but not limited to, insurance against assumed or contractual liability including any indemnities under this Lease with an amount not less than Five Million Dollars ($5,000,000) per occurrence for injury to or death of persons and/or property damage; and

        v. Flood (when the Property is located in whole or in part within a zone designated at risk for floods) and such other hazards and in such amounts as may be customary for comparable properties in the area and if available from insurance companies authorized to do business in the state in which the Property is located at rates which are economically practicable in relation to the risks covered.

     b. REPLACEMENT COST. The term Full Replacement Cost as used herein, shall mean the greater of (i) actual replacement cost thereof from time to time, including increased cost of construction endorsement, or (ii) the purchase price paid by Landlord for the Property at the time of such acquisition (together with all capitalized costs related to such acquisition) plus capital addition costs, less exclusions provided in the normal fire insurance policy. In the event either Landlord or Tenant believes that the Full Replacement Cost has increased or decreased at any time during the Lease Term, it shall have the right to have such Full Replacement Cost redetermined by the fire insurance company which is then providing the largest amount of fire insurance carried on the Property, hereinafter referred to as the impartial appraiser. The party desiring to have the Full Replacement Cost so redetermined shall forthwith, on receipt of such determination by such impartial appraiser, give written notice thereof to the other party hereto. The determination of such impartial appraiser shall be final and binding on the parties hereto, and Landlord shall forthwith, as an Operating Cost, increase, or may decrease, the amount of the insurance carried pursuant to this Section, as the case may be, to the amount so determined by the impartial appraiser. Landlord, as an Operating Cost, shall pay the fee, if any, of the impartial appraiser.

     c. WORKMANS COMPENSATION INSURANCE. In addition to the insurance described above, Landlord, as an Operating Cost, shall maintain adequate worker's compensation insurance coverage for all persons employed by Landlord on the Property, if any, in accordance with the requirements of applicable local, state and federal law.

     d. INCREASE IN LIMITS. In the event that Landlord shall at any time reasonably deem the limits of the personal injury, property damage or general public liability insurance then carried to be insufficient based on commercial insurance standards for similar properties or the advice of independent insurance advisers, such insurance shall thereafter be increased and carried with the new limits until further changed pursuant to the provisions of this Section.

     e. BLANKET POLICY. Notwithstanding anything to the contrary contained in this Section, obligations of the Landlord and Tenant to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord or Tenant, as the case may be, provided, that any such blanket policy or policies shall otherwise satisfy the insurance requirements of this Section.

     f. LIABILITIES. Notwithstanding the foregoing, and without regard to the policy limits of any such insurance or self insurance, all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against Landlord by reason of any accident, injury to or death of persons occurring on or about the Property or adjoining sidewalks but excluding any claims arising from the gross negligence or willful misconduct of Landlord, its employees or agents, shall be deemed to be an Operating Cost.

     g. TENANT'S INSURANCE OBLIGATIONS. During the Lease Term, Tenant shall maintain (i) adequate worker's compensation insurance coverage for all persons employed by Tenant on the Property, in accordance with the requirements of applicable local, state and federal law; (ii) insurance against claims arising out of malpractice in an amount not less than Five Million Dollars ($5,000,000) for each person and Ten Million Dollars ($10,000,000) for each occurrence; and
(iii) claims for personal injury or property damage under a policy of comprehensive general public liability insurance, including but not limited to, insurance against assumed or contractual liability including any indemnities under this Lease with an amount not less than Five Million Dollars ($5,000,000) per occurrence for injury to or death of persons and/or property damage. If Tenant shall engage or cause to be engaged any contractor to perform work on the Premises, Tenant shall require such contractor to carry and maintain, at no expense to Landlord, non-deductible comprehensive general liability insurance, including but not limited to contractor's liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protection liability coverage in such amounts and with such companies as Landlord shall approve. Tenant shall, upon request by Landlord, furnish to Landlord policies or certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days prior written notice to Landlord and Tenant. All of the policies of insurance referred to in this Section 19(g) shall be written in form satisfactory to Landlord and by insurance companies authorized to do insurance business in the state in which the Property is located and by insurance companies satisfactory to Landlord. The insurance policies must name Landlord as an additional insured. In the event Tenant shall fail to procure such insurance, Landlord may at its option procure the same for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent upon receipt by Tenant of bills therefor.

     SEC. 20. ATTORNEY'S FEES: In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

     SEC. 21. CONDEMNATION: In the event the Property or the Building or any portion thereof shall be taken or condemned in whole or in part for public purposes, or sold to a condemning authority to prevent taking, then the terms and provisions of Article VIII of the Lease Administration Agreement shall govern and control.

     SEC. 22. PAYMENT OF IMPOSITIONS: Landlord will pay, or cause to be paid, all Impositions.

     SEC. 23. TAXES ON TENANT'S PROPERTY: Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises.

     SEC. 24. SIGNS: No signs of any kind or nature, symbol or identifying mark shall be put on the Building, the Property, in the halls, elevators, staircases, entrances, parking areas or upon the doors or walls, whether plate glass or otherwise, of the Premises nor within the Premises so as to be visible from the public areas or exterior of the Building, without prior written approval of Landlord. All signs of lettering shall conform in all respects to the sign
and/or  lettering  criteria   established  by  Landlord.

     SEC. 25. RULES AND REGULATIONS: Such reasonable rules and regulations applying to all Tenants in the Building as may be adopted by Landlord and approved by Tenant, for safety, care, cleanliness, preservation of good order, or operation of the Premises, the Building and the Property, are hereby made a part hereof and Tenant agrees to comply with all such rules and regulations. Such rules and regulations adopted by Landlord and approved by Tenant shall be thereafter carried out and observed by Tenant.

     SEC. 26. HOLDING OVER: In the event Tenant, or any party claiming under Tenant, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall be a tenancy at will under applicable law. Tenant shall be subject to immediate eviction and removal, and Landlord, in addition to all other remedies available to it hereunder, shall have the right to receive as liquidated damages for all the time Tenant shall so retain possession of the Premises or any part thereof, an amount equal to twice the Base Rent specified in the Lease, as applied to such period together with all other payments required hereunder as Additional Rent.

     Tenant shall also pay any and all damages, including but not limited to, consequential damages sustained by Landlord as a result of such hold-over. Tenant will vacate the Premises and deliver same to Landlord immediately upon Tenant's receipt of notice to do so from Landlord. The Rent during such hold-over period shall be payable to Landlord on demand. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend the Lease Term.

     SEC. 27. NON-WAIVER: No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

     SEC. 28.  SUBORDINATION  AND ATTORNMENT:

     a. This Lease shall be subject to and subordinate to any lease (including ground lease) wherein Landlord is the tenant and to the lien of any and all mortgages or deeds of trust, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Building or the Property, or both, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements, and extensions thereof. Tenant also agrees that any lessor or mortgagee may elect to have this Lease prior to any lease or lien of its mortgage or deed of trust, and in the event of such election and upon notification by such lessor or mortgagee to Tenant to that effect, this Lease shall be deemed prior to the said lease or lien of its mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said lease, mortgage or deed of trust.

     b. In the event of the sale or assignment of Landlord's interest in the Premises (except in a sale - leaseback financing transaction), Tenant shall attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease, provided that the transferee or assignee assumes all of Landlord's obligations hereunder and provided further that Tenant shall not be disturbed in its possession so long as it is not in default hereunder.

     c. In the event of any proceedings brought for the foreclosure of any mortgage or deed of trust covering the Property, or in the event of the exercise of a power of sale pursuant thereto and upon the written request of a purchaser at such foreclosure proceedings, Tenant shall, at the request of such purchaser, attorn to and recognize such purchaser as Landlord under this Lease, provided that the transferee or mortgagee assumes all of Landlord's obligations hereunder and provided further that Tenant shall not be disturbed in its possession so long as it is not in default hereunder.

     d. Tenant agrees that, upon the request of Landlord, or any such lessor or mortgagee, Tenant shall execute and deliver whatever instruments may reasonably be required for such purposes in order to carry out the intent of this Section.

     SEC. 29. TRANSFER OF LICENSES: Upon the expiration or earlier termination of the Lease Term, Tenant shall use its best efforts to transfer (to the extent legally transferable) to Landlord or Landlord's nominee, without additional consideration to Tenant, all licenses (except Tenant's operating licenses), operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities which may be necessary or useful in the operation of the Property.

     SEC. 30. SUCCESSORS AND ASSIGNS: Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     SEC. 31. TIME: Time is of the essence.

     SEC. 32. APPLICABLE LAW: This Lease shall be governed by and construed pursuant to the laws of the Commonwealth of Virginia.

     SEC. 33. SEVERABILITY: If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     SEC. 34. AUTHORITY OF TENANT: If Tenant or Landlord, as the case may be, executes this Lease in other than an individual capacity, each of the persons executing this Lease on behalf of Tenant or Landlord, as the case may be, does hereby personally covenant and warrant that Tenant or Landlord, as the case may be, is a duly authorized and existing legal entity as herein represented, that Tenant or Landlord, as the case may be, has and is qualified to do business in the State in which the Building is located, that the Tenant or Landlord, as the case may be, has full right and authority to enter into this Lease, and that each person signing on behalf of the Tenant or Landlord, as the case may be, is authorized to do so. Upon request the signatories hereto will furnish satisfactory evidence of their authority to execute this Lease on behalf of the respective parties.

     SEC. 35. BROKERS: Tenant and Landlord warrant to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, and that it knows of no real estate broker or agent who might be entitled to a commission in connection with this Lease. Tenant and Landlord agree to indemnify and hold harmless the other party from and against any liability from all other claims for commissions arising from the negotiation of this Lease.

     SEC. 36. NOTICES: All notices which Landlord or Tenant may be required, or may desire, to serve on the other shall be in writing and shall be served or delivered in accordance with the provisions and to the addresses specified in
Article XIII of the Lease Administration Agreement. All notices which Landlord or Tenant may be required, or may desire, to serve on PhyCor, Inc. shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return receipt requested, (c) delivered by a recognized delivery service which takes a receipt on delivery or (d) sent by facsimile transmission and addressed as follows:

            PhyCor, Inc.: PhyCor, Inc.
                          30 Burton Hills Boulevard, Suite 500
                          Nashville,  Tennessee 37215
                          Attn: President
                          Phone:  (615)  665-9066
                          Fax:  (615) 665-9088

            With a copy to: William E. Shofner, Esq.
                          Waller,  Lansden,  Dortch & Davis
                          511 Union Street,  Suite 2100
                          Nashville, Tennessee  37219-1760
                          Phone: (615) 244-6380
                          Fax: (615)  244-6804

     SEC.  37.  RELATIONSHIP  OF  LEASE  TO  LEASE   ADMINISTRATION   AGREEMENT:
Notwithstanding any provision herein to the contrary, no provision in this Lease shall be construed or interpreted to limit or abrogate any of the terms and provisions of the Lease Administration Agreement. In the event any term or provision of this Lease shall contradict any term or provision in the Lease Administration Agreement, the Lease Administration Agreement shall govern and control.

     SEC. 38. ENTIRE AGREEMENT: Except for the terms and provisions of the Lease Administration Agreement, this Lease contains all of the agreements of the parties hereto with respect to this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     SEC. 39. COUNTERPARTS: This Agreement may be signed in one or more counterparts, duplicate signature pages or facsimile signature pages, with the same force and effect as if all required signatures were contained in a single original instrument. Any one or more of such counterparts, duplicate signature pages or facsimile signature pages may be removed from any one or more original copies of this Agreement and annexed to other counterparts, duplicate signature pages or facsimile signature pages to form a completely executed original instrument.

     IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their respective duly authorized officers.

TENANT:                                   LANDLORD:
LEWIS-GALE CLINIC, L.L.C.                 HRT OF ROANOKE, INC.

By:________________________________       By:________________________________

Print Name: _______________________       Print Name:________________________

Its________________________________       Its:_______________________________

                                  EXHIBIT "A"
                              PROPERTY DESCRIPTION

LEWIS-GALE CLINIC

PARCEL I                       TRACT I (0.432 AC)

Being a tract of land situated in Salem, Virginia and designated as Tract I, containing 0.432 acre of land and designated as tax #303-1-2.

COMMENCING at corner #1, said corner #1
being the intersection of the property of Lewis Gale Hospital as recorded in Deed Book 4, Page 176 (Tax #283-2-1) and Tract IIB, said corner #1 lying on the northerly right-of-way line of Keagy Road (50' R/W);

Thence along the line common to said property of Lewis Gale Hospital and Tract IIB, the following courses and distances, N 22(Degree) 56' 30 E. 212.01 feet to a point;

Thence S 67(Degree)  03' 30 E.  5.66  feet to the  Actual  Point of  BEGINNING;

Thence S 67(Degree) 03' 30 E. 37.84 feet along the line common to said property of Lewis Gale Hospital, Inc. and property herein described to a point;

Thence  N 22(Degree)  56' 30 E. 88.58 feet along  said  common  line to a point;

Thence S 67(Degree) 03' 30 E. 7.65 feet along the line common to aforesaid Tract IIB and the property herein described to a point;

Thence N 22(Degree) 56' 30 E. 35.20 feet along said common line to a point;

Thence S 67(Degree) 03' 30 E. 79.00 feet along said  common  line to a point;

Thence S 22(Degree) 56' 30 W. 35.20 feet along the line common to Tract IIA (tax parcel #303-1-2.1) and the herein described tract;

Thence along said common line the following courses and distances, S 67(Degree) 03' 30 E. 17.05 feet to a point;

Thence S 22(Degree) 56' 30 W.  73.80  feet to a point;

Thence N  67(Degree)  03' 30 W. 16.97 feet to a point;

Thence S 22(Degree) 56' 30 W. 33.20 feet to a point;

Thence S 67(Degree) 03' 30 E. 16.97 feet to a point;

Thence S 22(Degree)  56' 30 W. 55.02 feet to a point;

Thence N 67(Degree) 03' 30 W. 54.35 feet along the line common to property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77
(tax #303-1-1) and the herein described property;

Thence N 22(Degree) 56' 30 E.13.02 feet along the line common to the aforementioned Tract IIB and the herein described property;

Thence along said common line for the following courses and distances, N 67(Degree) 03' 30 W. 51.00 feet to a point;

Thence N 22(Degree) 56' 30 E. 45.44 feet to a point;

Thence N 67(Degree) 03' 30 W. 7.07 feet to a point;

Thence N 22(Degree)  56' 30 E. 6.51 feet to a point;

Thence N 67(Degree) 03' 30 W. 29.12 feet to a point;

Thence N 22(Degree) 56'30 E. 8.47 feet to the Point of BEGINNING and containing a computed acreage of 0.432 acre (18.829 sq. ft.)

Together with appropriate non-exclusive easements of ingress and egress over and along private roads (now existing or as may hereafter be constructed and/or relocated) of Lewis-Gale Hospital, Incorporated, running across its remaining lands connecting the subject property to Keagy Road and Braeburn Drive.

Together also with easements for general utility purposes over, across and under remaining properties of Lewis-Gale Hospital, Incorporated, including water, sewer, drainage, electricity, gas and telephone, such easements to be reasonable and to be exactly located as might be mutually agreed upon by Lewis-Gale Hospital, Incorporated, and Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.

PARCEL I - continued        TRACT II-B (3.032 AC)

Being a tract of land situated in Salem, Virginia, and designated as Tract IIB and containing 3.032 acres of land.

BEGINNING at corner #1, a point located on the northerly right-of-way line of Keagy Road (50' R/W) and being the corner common to property of Lewis Gale Hospital, Inc. as recorded in Deed Book 4, Page 176 (tax number 283-2-1) and the herein described parcel;

Thence along the line common to said property of Lewis Gale Hospital and the herein described parcel, N 22(Degree) 56' 30 E. 212.01 feet to a point;

Thence S 67(Degree) 03' 30 E. 5.66 feet along said common line to a point;

Thence along the line common to Tract I (tax #303-1-2) and the herein described parcel, the following courses and distances, S 22(Degree) 56' 30 W. 8.47 feet to a point;

Thence S 67(Degree) 03' 30 E. 29.12 feet to a point;

Thence S  22(Degree)  56' 30 W. 6.51 feet to a point;

Thence S 67(Degree) 03' 30 E. 7.07 feet to a point;

Thence S 22(Degree) 56' 30 W. 45.44 feet to a point;

Thence S 67(Degree)  03' 30 E. 51.00 feet to a point;

Thence S  22(Degree)  56' 30 W. 13.02 feet to a point;

Thence along the line common to property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77 (tax parcel #303-1-1) and the herein described parcel the following courses and distances, N 67(Degree) 03' 30 W
48.35 feet to a point;

Thence S 22(Degree) 56' 30 W. 110.58 feet to a point;

Thence S 71(Degree) 03' 15 E. 137.51 feet to a point;

Thence N 22(Degree) 56' 30 E. 78.40 feet to a point;

Thence along the line common to Tract IIA (tax #303-1-2.1) and the herein described tract the following courses and distances, N 67(Degree) 56' 30 E.
79.65  feet to a point;

Thence S  67(Degree)  03' 30 E.  67.51 feet to a point;

Thence along the line common to Tract IIC (tax # 303-1-2.3) and the herein described parcel, S 23(Degree) 00' 34 W. 32.79 feet to a point;

Thence S 21(Degree) 59' 26 E. 40.22 feet to a point;

Thence S 66(Degree) 59' 26 E. 130.79 feet to a point;

Thence N 23(Degree) 00' 34 E. 83.09 feet to a point;

Thence N 21(Degree) 59' 26 W. 121.21 feet to a point;

Thence S 68(Degree) 00' 34 W. 21.36 feet to a point;

Thence N 36(Degree) 59' 26 W. 37.78 feet to a point;

Thence N 45(Degree) 30' 34 E. 41.22 feet to a point;

Thence N 44(Degree) 29' 26 W. 26.00 feet to a point;

Thence S  45(Degree)  30' 34 W. 20.71 feet to a point;

Thence along the line common to the aforementioned Tract IIA (tax #303-1-2.1) and the herein described parcel the following courses and distances,N 22 Degree) 56' 30 E. 32.09 feet to a point;

Thence N 67(Degree) 03' 30 W. 185.05 feet to a point;

Thence S 22(Degree) 56' 30 W. 8.83 feet to a point;

Thence along the line common to the aforementioned Tract I (tax #303-1-2) and the herein described parcel for the following courses and distances, N 67(Degree) 03' 30 W. 79.00 feet to a point;

Thence S 22(Degree) 56' 30 W. 35.20 feet to a point;

Thence N 67(Degree) 03' 30 W. 7.65 feet to a point;

Thence along the line common to said property of Lewis Gale Hospital, Inc. (tax #283-2-1) and the herein described parcel the following courses and distances, N 22(Degree) 56' 30 E. 89.44 feet to a point;

Thence S 70(Degree) 20' 51 E. 274.71 feet to a point;

Thence N 52(Degree) 19' 29 E. 14.21 feet to a point;

Thence S 67(Degree) 03' 30 E. 199.58 feet to a point;

Thence along the line common to property of Lewis Gale Building Corporation as recorded in Deed Book 81, Page 298 (tax #303.1-3) and the herein described parcel the following courses and distances, S 04(Degree) 00' 00 W. 350.42 feet to a point, said point lying on the northerly right-of-way line of Keagy Road;

Thence along the line common to the northerly right-of-way of Keagy Road and the herein described parcel the following courses and distances, N 86(Degree) 00' 00
W. 103.70 feet to a point of  curvature to the right;

Thence 323.98 feet along the arc of the curve to the right, whose radius is
980.00 feet, tangent 163.48 feet, delta angle 18(Degree) 56' 30 and chord bearing and distance N 76(Degree) 31' 45 W. 322.51 feet to a point;

Thence N 67(Degree) 03' 30 W. 221.86 feet to the Point of BEGINNING containing a computed acreage of 3.032 acres (132,062 SQ. FT.).

Together with appropriate non-exclusive easements of ingress and egress over and along private roads (now existing or as may hereafter be constructed and/or relocated) of Lewis-Gale Hospital, Incorporated, running across its remaining lands connecting the subject property to Keagy Road and Braeburn Drive.

Together also with easements for general utility purposes over, across and under remaining properties of Lewis-Gale Hospital, Incorporated, including water, sewer, drainage, electricity, gas and telephone, such easements to be reasonable and to be exactly located as might be mutually agreed upon by Lewis-Gale Hospital, Incorporated, and Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.

PARCEL II                 TRACT II-A (0.758 AC)

Being a tract of land situated in Salem, Virginia, designated as Tract IIA, containing 0.758 acre of land and designated at tax #303-1-2.1.

BEGINNING at a northeasterly corner of Tract 1 (tax #303-1-2), a southerly corner of Tract IIB and a northwesterly corner of the herein described tract;

Thence along the line common to said Tract IIB and the herein described tract the following courses and distance, N 22(Degree) 56' 30 E. 8.83 feet to a point;

Thence S 67(Degree) 03' 30 E. 185.05 feet to a point; Thence S 22(Degree) 56' 30
W. 172.33 feet along the aforesaid common line and along the line common to Tract IIC (tax #303-1-2.3) and the herein described tract;

Thence N 67(Degree) 03' 30 W. 77.20 feet along said common line and along the line common to the aforementioned Tract IIB and herein described tract;

Thence S 67(Degree) 56' 30 W. 79.65  feet to a point;

Thence N 22(Degree) 56' 30 E. 22.60 feet along the line common to property of Lewis Gale Medical Foundation as recorded in Deed Book 26, Page 77 (tax #303-1-1) and the aforementioned tract to a point;

Thence N  67(Degree)  03' 30 W. 34.48 feet along said common line to a point;

Thence N 22(Degree) 56' 30 E. 55.02 feet along the line common to the aforementioned Tract I (tax #303-1-2) and the herein described tract;

Thence N 67(Degree) 03' 30 W. 16.97 feet along said common line to a point;

Thence N 22(Degree)  56' 30 E. 33.20 feet along said common line to a point;

Thence S 67(Degree)  03' 30 E. 16.97 feet along said  common  line to a point;

Thence N  22(Degree)  56' 30 E. 73.80 feet along said  common  line to a point;

Thence N  67(Degree)  03' 30 W. 17.05 feet along said  common  line to a point;

Thence N 22(Degree) 56' 30 E. 35.20 feet to the Point of BEGINNING and containing a computed acreage of 0.758 acre (33,014 SQ FT).

Together with the following easements:

     (1) A non-exclusive easement for ingress, egress and parking on, over,along and through all roads, driveways and parking areas no existing and as hereafter constructed or located on the remaining property of the Industrial Development Authority of the City of Salem, Virginia, its successors and assigns, located between Keagy Road and Braeburn Drive.

     (2) Such easements as are reasonably necessary for the location, construction, installation, maintenance, repair, removal, reinstallation and reconstruction of utilities and utility lines, including without limitation water, sewer, drainage, electricity, gas and telephone, over, across, under and through thr remaining property of the Industrial Development Authority of the City of Salem, Virginia, located between Keagy Road and Braeburn Drive, said easements to be specifically located by the mutual agreement of Lewis-Gale Building Corporation and the Industrial Development Authority of the City of Salem, Virginia, their successors and assigns.

     (3) An easement for the lateral support, by the eastern wall of the Lewis-Gale Clinic building now located on the land of the Industrial Development Authority of the City of Salem, Virginia, of the building constructed by Lewis-Gale Building corporation on the above-described land, including the right to insert into and attached to said wall such beams and other structural materials as shall be reasonably necessary for the benefit and support of the building constructed by Lewis-Gale Building Corporation; provided, however, that such use shall not render unstable or unsafe or otherwise materially adversely affect the structural integrity of the building not located on Tract I (0.432 Ac.) as hereinabove described.

     (4) The easements for ingress and egress over and along existing and future private roads connecting the hereinabove described property with Keagy Road and Braeburn Drive and for general utility purposes over, across and under the property of Lewis-Gale Hospital, Incorporated, which were conveyed to the Industrial Development Authority of the City of Salem, Virginia, by Lewis-Gale Hospital, Incorporated, by deed dated July 1, 1971, recorded in the Clerk's office of the Circuit Court of the City of Salem, Virginia, in Deed Book 17, page 363, to which deed reference is hereby made for a more particular description of said easements, said easements to be used in common with the Industrial Development Authority of the City of Salem, Virginia, and its assigns.

PARCEL III                  TRACT II-C (0.518 AC)

Being a tract of land situated in Salem, Virginia, and designated as Tract IIC containing 0.518 acre of land and designated as tax #303-1-2.3.

BEGINNING at a point lying in the easterly property line of Tract IIA, being a southerly point of Tract IIB and being a northwesterly corner of the herein described parcel, said point also lying S 22(Degree) 56' 30 W. 32.09 feet from the northeast property corner of the aforementioned Tract IIA;

Thence along the line common to the aforesaid Tract IIB and the herein described parcel the following courses and distances, N 45(Degree) 30' 34 E. 20.71 feet to a point;

Thence S 44(Degree) 29' 26 E. 26.00 feet to a point;

Thence S 45(Degree) 30' 34 W. 41.22 feet to a point;

Thence S 36(Degree)  59' 26 E. 37.78 feet to a point;

Thence N 68(Degree) 00' 34 E. 21.36 feet to a point;

Thence S 21(Degree) 59' 26 E. 121.21 feet to a point;

Thence S 23(Degree) 00' 34 W. 83.09 feet to a point;

Thence N 66(Degree) 59' 26 W. 130.79 feet to a point;

Thence N 21(Degree) 59' 26 W. 40.22 feet to a point;

Thence N 23(Degree)  00' 34 E. 32.79 feet to a point;

Thence along the line common to said Tract IIA and the herein described parcel the following courses and distances, S 67(Degree) 03' 30 E. 9.69 feet to a point;

Thence N 22(Degree) 56' 30 E. 140.24 feet to the Point of BEGINNING and containing a computed acreage of 0.518 acre (22,563 SQ FT).acre (22,563 SQ FT).